SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

OF

WELLS FARGO INCOME FUNDS

For the Wells Fargo Income Plus Fund (the "Fund")

At a meeting held on November 17-18, 2015, the Board of Trustees of the Fund approved a change to the Fund as outlined below:

I. Name Change - Effective February 1, 2016, the Fund's name is changed to "Wells Fargo Core Plus Bond Fund."

June 29, 2016